Registration No. 33-46071

       As filed with the Securities and Exchange Commission on July 3, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              ___________________


                           OTTER TAIL POWER COMPANY
             (Exact name of registrant as specified in its charter)

       Minnesota                                     41-0462685
	   (State or other	                               (I.R.S. Employer
jurisdiction of incorporation)                     Identification No.)
                               ___________________

                             215 South Cascade Street
                                   P.O. Box 496
                        Fergus Falls, Minnesota 56538-0496
                                  (218) 739-8200

         (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)
                               ___________________

                                 A. E. ANDERSON
                             Vice President, Finance
                             215 South Cascade Street
                                  P.O. Box 496
                       Fergus Falls, Minnesota 56538-0496
                                 (218) 739-8200

            (Name, address, including zip code,  and telephone number, including area code, of agent for service)

              Deregistration of Unsold Cumulative Preferred Shares

Pursuant to this Post-Effective Amendment No. 1, Otter Tail Power Company (the "Company") hereby deregisters the remaining $7,000,000 aggregate initial offering price of the Company's Cumulative Preferred Shares which were registered with the Securities and Exchange Commission pursuant to this Registration Statement (File No. 33-46071) and which were not sold.

                                   SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fergus Falls, State of Minnesota, on July 3, 1996.

                     							OTTER TAIL POWER COMPANY

                            By John C. MacFarlane
							                        John C. MacFarlane
						                         Chairman, President and Chief Executive	Officer

	Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed on July 3, 1996, by the following persons in the capacities indicated:

           	Signature					                            Title

                                      						Chairman, President and Chief
 John C. MacFarlane                              Executive Officer
	John C. MacFarlane		                        (principal executive officer)
                               							              and Director

 Andrew E. Anderson       						       Vice President, Finance and Treasurer
	Andrew E. Anderson			                       (principal financial officer)

 Jeffrey J. Legge              							               Controller
	Jeffrey J. Legge		                         (principal accounting officer)

		*                              					                Director
	Thomas M. Brown

		*                              					                Director
	Dayle Dietz

		*                              					                Director
	Dennis R. Emmen

		*                              					                Director
	Maynard D. Helgaas

		                               					                Director
	Arvid R. Liebe

		*                              					                Director
	Kenneth L. Nelson

                               							                Director
	Nathan I. Partain

		*                              					                Director
	Robert N. Spolum

*By  John C. MacFarlane
   	John C. MacFarlane
	      Pro Se and
    	Attorney-in-Fact